Exhibit 99.2

   WRITTEN STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Hughes Supply, Inc. (the "Company") on Form 10-K for the year ended January 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David H. Hughes, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 31, 2003                        /s/ DAVID H. HUGHES
                                              ----------------------------------
                                              David H. Hughes
                                              Chairman of the Board
                                              and Chief Executive Officer